U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)     February 17, 1999
                                                 -------------------------------

                              SOONER HOLDINGS, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)


           Oklahoma                     0-18344                  73-1275261
-------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission               IRS Employer
incorporation or organization)        File Number)           Identification No.)


          2680 West Interstate 40, Oklahoma City, Oklahoma  73108
          ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                 (405) 236-8332
                           ---------------------------
                           (Issuer's telephone number)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective February 17, 1999, the Company's client-auditor relationship with auditors Arthur Andersen LLP ceased.

     In the Company's Report on Form 10-KSB for the fiscal year ended December 31, 1997, Arthur Andersen LLP's opinion stated that the consolidated financial statements had been prepared assuming that the Company will continue as a going concern. The footnotes to the statements discussed that the Company had suffered recurring losses from operations, had a shareholders' deficit of $129,589 and had a working capital deficiency of $863,925 as of December 31, 1997. These factors raised substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters were also described in the footnotes.

     During the three-year engagement of Arthur Andersen LLP as the Company's principal accountant to audit its financial statements, commencing with its fiscal year ended December 31, 1995, and the interim period thereafter from January 1, 1998 through February 17, 1999, and within the meaning of Item 304 of Regulation S-K, Arthur Andersen LLP did not inform the Company of any disagreements, reportable events, or any dispute relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

ITEM 7. EXHIBITS

                                                                          Page
                                                                          ----

        Exhibit 1.  Letter dated 2/17/99 from Arthur Andersen LLP           3

        Exhibit 2.  Letter dated 5/6/99 to the Securities and Exchange
                    Commission from Arthur Andersen LLP                     4


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SOONER HOLDINGS, INC.


Dated: May 10, 1999                       By: /s/ R. C. Cunningham II
       --------------------------             ----------------------------------
                                          R. C. Cunningham II
                                          CEO, President and Chairman

EXHIBIT 1.  LETTER DATED 2/17/99 FROM ARTHUR ANDERSEN LLP



February 17, 1999



Mr. R. C. Cunningham, II
Charlie O Business Park, Inc.
2680 West Interstate 40
Oklahoma City, Oklahoma 73108

Dear Mr. Cunningham:

This is to confirm that the client-auditor relationship between Sooner Holdings, Inc. and Arthur Andersen LLP has ceased.

Very truly yours,

/s/ Arthur Andersen LLP



Copy to:   Chief Accountant
           Securities and Exchange Commission

EXHIBIT 2. LETTER DATED 5/6/99 TO THE SEC FROM ARTHUR ANDERSEN LLP



May 6, 1999


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington D.C.  20549

Ladies and Gentlemen:

We have read Item 4 included in the Form 8-K/A dated February 17, 1999 of Sooner Holdings, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP



Copy to:  Mr. R. C. Cunningham II, Sooner Holdings, Inc.